AMENDMENT NO. 1 to

WAIVER AGREEMENT

To:

Gryphon Master Fund, L.P.

GSSF Master Fund, LP

Lonestar Partners, L.P.

WS Opportunity International Fund Ltd.

WS Opportunity Fund (QP), L.P.

WS Opportunity Fund, L.P.

Renaissance US Growth Investment Trust PLC

BFS US Special Opportunities Trust PLC

Enable Growth Partners, LP

Enable Opportunity Partners, LP

Gamma Opportunity Capital Partners L.P.

Bushido Capital Master Fund L.P.

Cordillera Fund, LP

Newgrange Partners, LP

Whalehaven Capital Fund Limited

ABS SOS-Plus Partners Ltd.

Regenmacher Holdings, Ltd.

Iroquois Master Fund Ltd.

(individually a “Holder” and collectively, the “Holders”)

This AMENDMENT No. 1, dated November 30, 2006 (the “Amendment”), to the WAIVER AGREEMENT (the “Agreement”) dated as of July 12, 2006 is entered into among each of the above-named Holders and Consolidated Energy, Inc., a Wyoming corporation (the “Company”).  Capitalized terms not otherwise defined here shall have the meaning ascribed thereto in the Agreement.

IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Holder agrees as follows:

1.

The first and second sentences of Section 3 of the Agreement are hereby amended to read as follows:

“Each Holder hereby forfeits any and all accrued but unpaid liquidated damages through February 28, 2007 that may have been or may be required to be made by the Company to such Holder under Section 9 of the Registration Rights Agreement dated February 24, 2005, or Section 8(d) of the Registration Rights Agreement January 13, 2006, as the case may be, between the Company and such Holder which liquidated damages arise from the failure of the Company to file, or the Securities and Exchange Commission to declare effective, in a timely manner, any registration statement required to be filed by the Company for the benefit of such Holder thereunder.  Each Holder hereby waives payment in cash of any and all liquidated damages that accrue after February 28, 2007, and agrees that after February 28, 2007 the Company may pay such accrued but unpaid liquidated damages to such Holder in “unregistered” Common Stock.  Notwithstanding anything herein to the contrary, each Holder hereby forever waives and forfeits any and all liquidated damages that accrue after February 28, 2007, if the failure to have the registration statement (the “Registration Statement”) providing for the registration of shares of Common Stock under the Registration Rights Agreement dated February 24, 2005 and the Registration Rights Agreement dated January 13, 2006 declared effective at any time after February 28, 2007 is due solely to limitations on the number of securities that may be included in the Registration Statement under Rule 415 promulgated under the Securities Act of 1933, as amended, and the interpretation of said rule by the Securities and Exchange Commission.”

2.

Effective on the date hereof, Section 5(d) of the Forbearance Agreement dated January 13, 2006 is hereby amended to read as follows:

“Section 1 “Definitions” of the Note is hereby amended by changed the definition of “Conversion Price” to read “$0.30.”

Effective on the date hereof, Section 5(l) of the Forbearance Agreement dated January 13, 2006 is hereby amended to read as follows:

“The definition of “Exercise Price” in the first paragraph of the Warrants is hereby amended to read “$0.30.”

Effective on the date hereof, the definition of conversion price in Section 1 of the 8% Senior Secured Convertible Note dated January 13, 2006 (the “8% Notes”) is hereby amended to read as follows:

““Conversion Price” means $0.30, subject to adjustment as set forth herein.”

Effective on the date hereof, all warrants issued in connection with the 8% Notes is hereby amended to read as follows:

“The definition of “Exercise Price” in the first paragraph of the Warrants is hereby amended to read “$0.30.”

3.

The Company shall file a proxy or information statement with the Securities and Exchange Commission (the “Commission”) no later than 60 days after the registration statement on Form SB-2 that the Company is currently in the process of amending in response to the Commission’s comments is declared effective by the Commission, and use its best efforts to obtain, no later than 60 days after the initial filing of such proxy or information statement, such approvals of the Company’s shareholders as may be required to issue all of the shares of Common Stock issuable upon conversion or exercise of, or otherwise with respect to, the 6% Notes and 8% Notes or any warrants issued to any Holder in connection with the 6% Notes or the 8% Notes in accordance with Wyoming law and any applicable rules or regulations of the Pinksheets and/or Nasdaq, either through a reverse stock split of the Common Stock or an increase in authorized capital (the “Shareholder Approval”).  The Company shall comply with the filing and disclosure requirements of Section 14 under the 1934 Act in connection with the Shareholder Approval.

4.

Except as specifically set forth herein, the Agreement is ratified and confirmed in all respects.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

CONSOLIDATED ENERGY, INC.

By: /s/Joseph Jacobs

Name:

Joseph Jacobs

Title:

COO

[SIGNATURES OF HOLDERS CONTINUE ON FOLLOW PAGES]

“Collateral Agent”:

GRYPHON MASTER FUND, L.P.

By:  Gryphon Partners, L.P., its General Partner

By:  Gryphon Management Partners, L.P., its General Partner

By:  Gryphon Advisors, L.L.C., its General Partner

By: /s/ E.B. Lyon, IV

E.B. Lyon, IV, Authorized Agent

GRYPHON MASTER FUND, L.P.

By:  Gryphon Partners, L.P., its General Partner

By:  Gryphon Management Partners, L.P., its General Partner

By:  Gryphon Advisors, L.L.C., its General Partner

By: /s/ E.B. Lyon, IV

E.B. Lyon, IV, Authorized Agent

Amount of Senior Debt:

GSSF MASTER FUND, LP

By:  Gryphon Special Situations Fund, LP, its General Partner

By:  GSSF Management Partners, LP, its General Partner

By:  GSSF, LLC, its General Partner

By: /s/ E.B. Lyon, IV

E.B. Lyon, IV, Authorized Agent

[SIGNATURES OF HOLDERS CONTINUE ON FOLLOW PAGES]

LONESTAR PARTNERS, L.P.

By:  Lonestar Capital Management, LLC, its General Partner

By:/s/Yedi Wong

Yedi Wong, Manager

WS OPPORTUNITY INTERNATIONAL FUND, LTD.

By:  WS Ventures Management, L.P., as agent and attorney-in-fact

By:  WSV Management, LLC, its General Partner

By:/s/Reid S. Walker

Reid S. Walker, Member

WS OPPORTUNITY FUND (QP), L.P.

By:  WS Ventures Management, L.P., its General Partner

By:  WSV Management, LLC, its General Partner

By:/s/Reid S. Walker

Reid S. Walker, Member

WS OPPORTUNITY FUND, L.P.

By:  WS Ventures Management, L.P., its General Partner

By:  WSV Management, LLC, its General Partner

By:/s/Reid S. Walker

Reid S. Walker, Member

[SIGNATURES OF HOLDERS CONTINUE ON FOLLOW PAGES]

RENAISSANCE US GROWTH INVESTMENT TRUST PLC

By:/s/Russell Cleveland

Russell Cleveland, Director

BFS US SPECIAL OPPORTUNITIES TRUST PLC

By:/s/Russell Cleveland

Russell Cleveland, Director

Amount of Senior Debt:

ENABLE GROWTH PARTNERS, L.P.

By:  ___________________________, its General Partner

By:/s/Brendan O’Neil

Brendan O’Neil, Principal

ENABLE OPPORTUNITY PARTNERS, L.P.

By:  ___________________________, its General Partner

By:/s/Brendan O’Neil

Brendan O’Neil, Principal

[SIGNATURES OF HOLDERS CONTINUE ON FOLLOW PAGES]

GAMMA OPPORTUNITY CAPITAL PARTNERS, L.P.

By:  ___________________________, its General Partner

By:/s/Jonathan P. Knight

Jonathan P. Knight, President/Director

BUSHIDO CAPITAL MASTER FUND, L.P.

By:  Bushido Capital Partners, Ltd., its General Partner

By:/s/Christopher Rossman

Christopher Rossman, Managing Director

CORDILLERA FUND L.P.

By: ACCF Gen Par, L.P., its General Partner

By: Andrew Carter Capital, Inc., its General Partner

By:/s/James P. Andrew

James P. Andrew, Co-CEO

[SIGNATURES OF HOLDERS CONTINUE ON FOLLOW PAGES]

NEWGRANGE PARTNERS LP

By:

Michael H. Scholten, Managing Partner

WHALEHAVEN CAPITAL FUND LIMITED

By:/s/Evan Schemenauer

Evan Schemenauer, Director

ABS SOS-PLUS PARTNERS, LTD.

By:/s/Jonathan P. Knight

Jonathan P. Knight, President/Director

REGENMACHER HOLDINGS, LTD.

By:/s/Jonathan P. Knight

Jonathan P. Knight, President/Director

Amount of Senior Debt:

IROQUOIS MASTER FUND LTD.

By:

Joshua Silverman, Authorized Signatory